© Fifth Third Bancorp | All Rights Reserved Goldman Sachs Financial Services Conference Tim Spence | Chairman, Chief Executive Officer and President Bryan Preston | Chief Financial Officer December 10th, 2025

Top performing regional bank with local scale and national reach

Assets
$213 billion
Ranked 11th in the U.S.[1]

Deposits
$167 billion
Ranked 10th in the U.S.[1]

U.S. branches
1,102
Ranked 8th in the U.S.[1]

Commercial Payments
Top 5 market share
across several TM product categories[4]



Toronto office
London office
Midwest footprint
Southeast footprint
Key Southeast MSAs of focus
Major FITB markets[2] with a top 5 deposit share

Leading position in the markets we compete in

Deposit share rankings[3]

#3 Fifth Third footprint

#2 Midwest | **#6 Southeast**

Top 10 deposit share in **~90%** of retail footprint

Significant locational share in notable MSAs

Chicago, IL	#3	Tampa, FL	#6
Nashville, TN	#3	Grand Rapids, MI	#2
Charlotte, NC	#4	Columbus, OH	#3
Cincinnati, OH	#1	Indianapolis, IN	#3

Source: S&P Capital IQ, FITB filings. Note: Assets, deposits, and branches as of 9/30/25; [1]Rankings as of 9/30/25 and consist of US commercial banks and exclude foreign, trust, & traditional investment banks; [2]Includes MSAs with $10BN+ in deposits on a capped basis (deposits per branch capped at $250MM per June 2025 FDIC data); [3]Deposits per branch capped at $250MM per June 2025 FDIC data; Midwest and Southeast rankings represent in footprint deposit market share; [4]Source: 2023 Cash Management Services Survey administered by EY

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© Fifth Third Bancorp | All Rights Reserved

A simple, diversified business portfolio


2025
WORLD'S MOST
ETHICAL
COMPANIES
ETHISPHERE
6-TIME HONOREE

Commercial Banking


FIFTH THIRD
J.D. POWER

Consumer & Small Business Banking


FIFTH THIRD PRIVATE BANK
Global Private Banking Innovation Awards 2025
EUROMONEY
AWARDS FOR EXCELLENCE 2025

Wealth & Asset Management

	Commercial Banking		Consumer & Small Business Banking		Wealth & Asset Management	
	Loans	Deposits	Loans	Deposits	Loans	Deposits
	$68B	**$61B**	**$51B**	**$92B**	**$5B**	**$10B**
NII contribution[1]		**34%**		**63%**		**3%**
Fee contribution[1]		**46%**		**40%**		**14%**

Commercial Banking — Business Offerings: *Lending / Deposits / Capital Markets / Treasury Management & Payments*

Consumer & Small Business Banking — Business Offerings: *Lending / Deposits / Payments*

Wealth & Asset Management — Business Offerings: *Wealth Management / Trust / Custody*

Note: "World's Most Ethical Companies" and "Ethisphere" names and marks are registered trademarks of Ethisphere LLC."; #1 for Retail Banking Customer Satisfaction in Florida and the Best Mobile Banking App for Customer Satisfaction among Regional Banks. Tied in 2025. For J.D. Power 2025 award information, visit jdpower.com/awards. J.D. Power 2025 U.S. Banking Mobile App Satisfaction Study; among banks with $65B to $250B in deposits. Visit jdpower.com/awards for more details. [1]As a percent of 3Q25 segment revenue, which excludes Other Corporate

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4 © Fifth Third Bancorp | All Rights Reserved 12.7% Peer 1 Peer 9 Peer 2 Peer 6 Peer 5 Peer 3 Peer 4 Peer 7 x Peer 8 Peer 10 Peer 11 3Q25 LTM 56.1% Peer 2 Peer 1 Peer 5 Peer 11 Peer 3 Peer 7 Peer 4 Peer 10 Peer 9 Peer 6 X Peer 8 3Q25 LTM 1.18% Peer 1 Peer 2 Peer 5 Peer 11 Peer 9 Peer 10 Peer 4 Peer 7 x Peer 3 Peer 6 Peer 8 3Q25 LTM Adjusted basis Driving to consistently generate top results 60.5% Peer 3 Peer 5 x Peer 11 Peer 7 Peer 8 Peer 9 Peer 4 Peer 1 Peer 10 Peer 6 Peer 2 1.29% Peer 2 Peer 6 Peer 10 Peer 9 Peer 7 Peer 5 Peer 8 Peer 4 Peer 11 x Peer 3 Peer 1 Return on equity1 2018 2018 Return on assets1 Efficiency ratio1 Adjusted basis Adjusted basis Remain focused on long-term horizon Expect to continue generating top-tier financial results2 1Non-GAAP measure: see reconciliation and use of non-GAAP measures on pages 27-29 of the 3Q25 earnings release; 2See forward-looking statements on page 18 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 3Q25 earnings release 2018 12.0% Peer 2 Peer 10 Peer 4 Peer 6 Peer 5 X Peer 9 Peer 11 Peer 7 Peer 8 Peer 3 Peer 1

5 © Fifth Third Bancorp | All Rights Reserved 1 Peer 1 48% Peer 3 121% Peer 8 109% Peer 8 263% 2 FITB 37% FITB 109% FITB 107% FITB 201% 3 Peer 2 33% Peer 2 109% Peer 1 105% Peer 1 198% 4 Peer 7 30% Peer 1 108% Peer 7 84% Peer 7 180% 5 Peer 8 28% Peer 8 107% Peer 3 80% Peer 2 158% 6 Peer 10 26% Peer 6 92% Peer 4 57% Peer 11 137% 7 Peer 6 24% Peer 4 71% Peer 2 43% Peer 4 112% 8 Peer 4 23% Peer 7 68% Peer 6 41% Peer 3 112% 9 Peer 9 18% Peer 11 65% Peer 5 41% Peer 5 112% 10 Peer 11 17% Peer 5 52% Peer 11 40% Peer 6 103% 11 Peer 5 16% Peer 10 42% Peer 9 26% Peer 9 82% 12 Peer 3 2% Peer 9 28% Peer 10 22% Peer 10 62% 5 Year 7 Year 10 Year 3 Year Delivering shareholder outperformance Total shareholder return Source: S&P Capital IQ, Bloomberg Finance L.P. Note: Trailing TSR as of 11/28/2025 2027 P/E 2027 consensus EPS and price as of 11/28/25 Peer 3 Peer 7 Peer 9 Peer 8 Peer 6 Peer 10 Peer 12 Peer 5 x Peer 1 Peer 11 Peer 4 8.8x Peer median 9.1x Producing top quartile total shareholder returns consistently

6 © Fifth Third Bancorp | All Rights Reserved Disciplined execution guided by core principles Stability Profitability Growth ✓ Resilient balance sheet ✓ Strong credit profile ✓ Branch-originated insured deposits and operational deposits tied to payments services ✓ NII growth and NIM expansion ✓ Diverse fee mix with high total revenue contribution ✓ Expense discipline ✓ Southeast demographics ✓ Modular, repeatable investments ✓ Tech-enabled product innovation #2 #3#1 Delivering on our commitment to be transparent and disciplined for our shareholders

7 © Fifth Third Bancorp | All Rights Reserved De novo expansion leading to strong deposit growth and profitability The southeast’s share of total retail deposits continues to grow as the de novo network matures Percentage of total retail deposits Southeast investments driving strong granular retail deposit growth at attractive rates Disciplined deposit pricing 3Q25 southeast total cost of retail deposits 84% 82% 77% 16% 18% 23% $0 $20 $40 $60 $80 $100 2019 2022 2025 Midwest Southeast 1.93% 4.46% x Avg. FF Rate 48 296 149 Peer Median Trillionaire Median x National Among leaders in de novos built nationally and in footprint 10 96 149 Peer Median Trillionaire Median x Total retail footprint2 Source: S&P Capital IQ, internal management reporting; Note: Branch data as of September 22, 2025, Management reporting reflects data as of September 30, 2025; 12025 FDIC data capped at $250MM and filtered for de novos opened since 2018. Not all de novos have been open for 5 years; 2Retail footprint includes MSAs and counties that Fifth Third has active branches in as of September 22, 2025; 3See forward-looking statements on page 18 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27- 29 of the 3Q25 earnings release. De novos built since 2018 Rank 4th Rank 2nd $0 $10 $20 $30 $40 $50 Year 1 Year 2 Year 3 Year 4 Year 5 Fifth Third Peer Avg Average de novo deposits per branch by year1 $ in millions Outsized retail growth across our footprint relative to competitors 5-Year deposit CAGR1 0.5% 1.8% 5.5% Other competitors Trillionaires x Total Retail Footprint2 1.0% 2.1% 12.1% Other competitors Trillionaires x Southeast Retail Footprint2

Commercial Payments with significant scale and leading technology

Noninterest income contribution

3Q25 LTM adjusted noninterest income[1] of $3.0B



Wealth & asset management
22%
Other noninterest income
6%
Mortgage banking revenue
8%
Commercial banking revenue
12%
Capital Markets
14%
Consumer banking revenue
19%
20%
Commercial payments
3Q25 LTM commercial payments fees
$617M

Commercial payments fees and NII contribution from operating deposits represents over $2B in annualized revenue today

Well established commercial payments organization with significant scale

Traditional treasury mgmt.

- Liquidity manager
- Escrow manager
- Commercial card
- Lockbox & check

Managed Services

- A/R automation
- A/P automation
- Cash logistics
- Healthcare (Big Data HC)

Newline
Embedded payments

- Platform
- Interaction channels
- Financial products
- Risk solutions

Top 5 market share in several product categories[2]

- #2 of 37 in Coin and currency revenue
- #2 of 32 in Retail lockbox remittances
- #3 of 42 in Total ACH originations
- #3 of 39 in Wholesale lockbox remittances
- #4 of 37 in Total check clearing
- #5 of 35 in Account reconciliations

Brex — NEW Partnership in 4Q25

Advanced commercial card solution powered by AI

- ✓ Unified platform for travel, expense, and spend control
- ✓ AI-powered automation for approvals and compliance
- ✓ Corporate cards with built-in policy enforcement
- ✓ Global travel booking and negotiated rates
- ✓ Seamless ERP integration for faster close

DTS — Acquired in 3Q25

Leading platform for managing daily cash operation

- ✓ Optimizes cash operations and provides real-time insights on cash levels
- ✓ Coordination of daily currency transportation
- ✓ Enhances retailer efficiency reduces fraud
- ✓ Provisional credit based on real-time cash analytics
- ✓ ~250 customers with more than 120K locations

[1]See forward-looking statements starting on page 18 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 3Q25 earnings release; [2]Source: 2023 Cash Management Services Survey administered by EY; [3]2024 ACH data from NACHA; deposit balances as of 4Q24

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© Fifth Third Bancorp | All Rights Reserved

Direct Express transition[1]

Program conversion timeline

1Q 2026	2Q 2026	2nd half 2026
System conversion	New cardholder enrollment	Existing cardholder migration

Industry-leading team and innovation orientation that ensures better user experience

Initial new features

- Reporting dashboard for US Treasury on payments, fraud, disputes, and customer support
- Two-way text & email messaging

Future new features/capabilities

- Budget & spending solution
- Cardless ATM
- Bill pay functionality
- Live chat on website and app
- Virtual card
- Automated chatbot

Significant scale

3.4 million

Active program participants

$3.7 billion

Average deposit balance

$43 billion+

in annual federal benefits loaded to Direct Express prepaid card

2026 PPNR benefit will be reflected in NII as fees and expenses largely offset each other[1]

Note: Listed capabilities and features that are new to the Direct Express program; [1]See forward-looking statements starting on page 18 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 3Q25 earnings release

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10 © Fifth Third Bancorp | All Rights Reserved Fifth Third and Comerica: Advancing growth and profitability Now: A compelling strategic transaction Within 2 years: An even more stable and profitable company Assets² $288B Deposits² $224B Loans² $174B Creating the 9th Largest U.S. Bank¹ Long-term: A platform for growth Source: S&P Capital IQ, FactSet, FITB filings and management and CMA filings. Financial data as of June 30, 2025. ¹Based on total assets. Ranking consists of US commercial banks and excludes foreign, trust, and traditional investment banks; ²Pro forma balance sheet metrics as of June 30, 2025 and exclude purchase accounting adjustments for illustrative purposes.

11 © Fifth Third Bancorp | All Rights Reserved Combination leverages franchise strengths for value creation Now: A compelling strategic transaction Accelerates our strategy • Drives density and granularity in core and high growth markets • Expands presence in the fastest- growing U.S. markets • Strengthens and scales high-ROE, recurring fee platforms Superior financial outcomes • No tangible book value per share dilution — immediate “cash-on- cash” return of investment • 22% IRR with identified and achievable expense synergies — superior to organic alternatives Long term: A platform for growth Within 2 years: An even more stable and profitable company We have the proven expertise and track record to deliver on this compelling strategic opportunity Market leadership and expansion • Fortress #2 position in our Midwest markets — top 4 in all our Midwest states² • Clear path to top 5 locational share in high-growth Southeast and Texas markets³ — operating in 17 of the 20 fastest-growing large MSAs⁴ Transformational growth potential • Creates a national middle market banking powerhouse with specialty verticals • Two $1B+ high-growth, recurring revenue engines: Commercial Payments and Wealth and Asset Management Further boosts stability and profitability • 19%+ ROTCE¹ — 200+ bps improvement • Efficiency ratio¹ in the low-to-mid 50s — 200+ bps improvement Broader, more resilient business mix • Well-diversified in business lines, geographies, and fees • More granular loan portfolio • Durable, recurring revenue from scaled fee businesses Source: S&P Capital IQ, FactSet, FDIC, FITB filings and management and CMA filings. Branch and deposit data per June 2025 FDIC Summary of Deposits. Pro forma impact is presented for illustrative purposes only. 1Non-GAAP measure: see reconciliation and use of non-GAAP measures on pages 26-28 of the 2Q25 earnings release. Pro forma metrics are based on 2027E consensus estimates and incorporate all transaction adjustments; ²Rankings are on a capped basis (deposits per branch capped at $250MM); ³Location share based on June 2025 branch counts and management projections for de novo builds; ⁴MSAs with populations greater than 500,000 ranked by percent population growth (2020-2024) per US Census Bureau.

Taking our profitability from strong to stronger

Efficiency ratio[1]

Adjusted basis

200 bps improvement



2025 LTM
2027E[2]
Peer 8
57%
Peer 6
Peer 9
Peer 3
Peer 4
Peer 7
Peer 10
Peer 11
Peer 5
Peer 1
PF
53%
55%
Peer 6
Peer 8
Peer 9
Peer 7
Peer 4
Peer 10
Peer 1
Peer 2
Peer 3
Peer 5

Return on average assets[1]

Adjusted basis

11 bps improvement



2025 LTM
2027E[2]
Peer 8
Peer 6
Peer 3
1.15%
Peer 7
Peer 4
Peer 10
Peer 9
Peer 11
Peer 5
Peer 1
Peer 8
PF
1.3-1.4%
Peer 6
1.2-1.3%
Peer 7
Peer 10
Peer 4
Peer 5
Peer 9
Peer 3
Peer 1
Peer 2

ROTCE[1]

Adjusted basis

200 bps improvement



2025 LTM
2027E[2]
Peer 8
Peer 10
18%
Peer 11
Peer 4
Peer 7
Peer 6
Peer 3
Peer 9
Peer 5
Peer 1
PF
19%+
Peer 8
17%+
Peer 10
Peer 4
Peer 6
Peer 7
Peer 1
Peer 9
Peer 5
Peer 3
Peer 2

Source: S&P Capital IQ, FactSet, FDIC, FITB filings and management and CMA filings. Financial data as of June 30, 2025. Pro forma impact is presented for illustrative purposes only. [1]Non-GAAP measure: see reconciliation and use of non-GAAP measures on pages 26-28 of the 2Q25 earnings release; [2]Pro forma metrics are based on 2027E consensus estimates and incorporate all transaction adjustments.

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© Fifth Third Bancorp | All Rights Reserved

13 © Fifth Third Bancorp | All Rights Reserved Final StepsUpcoming Comerica integration timeline Completed October 6, 2025 Announced acquisition of Comerica October 28, 2025 Filed applications with the OCC and Federal Reserve November 5, 2025 Joint proxy filed January 6, 2026 Shareholder meetings to approve acquisition Early 1Q26 Anticipated regulatory approvals Early 4Q26 Expected conversion of branches and systems 1Q26 Expected legal close of transaction

14 © Fifth Third Bancorp | All Rights Reserved Executing on expense synergies and revenue opportunities Expense synergies to be realized in 20271 Facilities & Other Technology Personnel 70-80% 15-20% 2-5% Rationalization of duplicative activities and resources Optimization of facilities, systems, vendors and non-customer facing roles $850M represents 35% of Comerica’s expense base2 Revenue opportunities driven by people, products and capabilities1 Digital Experience #1 for banking mobile app user satisfaction among regional banks Leveraging Our Capabilities Expanding product reach and balance sheet strength Investing in People Driving productivity through talent investment In revenue opportunities over next 3-5 years Commercial Consumer $500M+ 50-60% 40-50% 1See forward-looking statements starting on page 18 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 3Q25 earnings release; 2Calculated as a percentage of Comerica's 2025E operating expense

Peer-leading deposit growth opportunity

of branches aged less than 5 years at year end 2030[1]



SE De Novo
TX De Novo
% <5yrs at YE2030E[2]
137
215
150
502
25%
Peer 7
89
305
394
11%
Peer 4
52
0%
Peer 9
43
93
136
8%
Peer 10
42
0%
Peer 8
26
100
126
5%
Peer 1
26
0%
Peer 11
11
0%
Peer 5
8
0%
Peer 6
7
0%
L5Y Builds (June 2025)
Announced De Novo Programs

Total deposit opportunity for branches aged less than 5 years[3]



$ billions
Deposit Growth %[4]
$25.1
18.7%
Peer 7
$13.8
4.5%
Peer 4
$1.8
0.7%
Peer 9
$4.8
3.9%
Peer 10
$1.5
1.2%
Peer 8
$4.4
1.7%
Peer 1
$0.9
0.7%
Peer 11
$0.4
0.7%
Peer 5
$0.3
0.3%
Peer 6
$0.2
0.2%
Given **FITB's peer-leading track record** ($50MM de novo deposits per branch vs. $35MM peer avg.), its ~350 young branches should **deliver deposit growth above peers**
Peer average ($35MM)
Fifth Third branches ($50MM)

Source: S&P Global Market Intelligence and FDIC as of June 30, 2025. Notes: Deposits capped at $1bn per branch. [1]See forward-looking statements starting on page 18 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 3Q25 earnings release; [2]Reflects percentage of total branches less than 5 years old at YE2030 as a percentage of total branches; [3]Assumes de novo branches achieve peer average of $35MM deposits by year 5; [4]Embedded opportunity as a percentage of June 2025 capped deposits.

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© Fifth Third Bancorp | All Rights Reserved

Current expectations - 4Q25 compared to 3Q25

As of December 10, 2025; please see cautionary statements on page 18

	As of October 17, 2025	As of December 10, 2025
Avg. loans & leases *(Including HFS)*	**up ~1%**	**up ~1%**
Net interest income[1] *(3Q25 baseline: $1.525 billion)*	**stable to up ~1%** *assumes 12/31/25 Fed funds rate of 3.75%*	**stable to up ~1%** *assumes 12/31/25 Fed funds rate of 3.75%*
Noninterest income[1] (3Q25 baseline: $789 million; excludes securities g/l)	**up 2 - 3%**	**up ~1%**
Noninterest expense[1] *(3Q25 baseline: $1.253 billion; excludes the market-to market impact of non-qualified deferred compensation)*	**up ~2%**	**up ~1 – 1.5%**
Net charge-off ratio	**~40 bps**	**~40 bps**
Effective tax rate	**23%**	**23%**

[1]See forward-looking statements on page 18 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 3Q25 earnings release

16

© Fifth Third Bancorp | All Rights Reserved

17 © Fifth Third Bancorp | All Rights Reserved Why Fifth Third Positioned to generate long-term sustainable value to shareholders despite the environment ✓ Well-diversified and resilient balance sheet to provide stability and profitability ✓ Consistent investments to generate balanced and growing revenue streams while maintaining peer-leading expense discipline ✓ Multi-year track record of making appropriate and preemptive changes to the business ✓ Transparent management team

18 © Fifth Third Bancorp | All Rights Reserved This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) problems encountered by other financial institutions; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) cyber-security risks; (9) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (10) failures by third-party service providers; (11) inability to manage strategic initiatives and/or organizational changes; (12) inability to implement technology system enhancements, including the use of artificial intelligence; (13) failure of internal controls and other risk management programs; (14) losses related to fraud, theft, misappropriation or violence; (15) inability to attract and retain skilled personnel; (16) adverse impacts of government regulation; (17) governmental or regulatory changes or other actions; (18) failures to meet applicable capital requirements; (19) regulatory objections to Fifth Third’s capital plan; (20) regulation of Fifth Third’s derivatives activities; (21) deposit insurance premiums; (22) assessments for the orderly liquidation fund; (23) weakness in the national or local economies; (24) global political and economic uncertainty or negative actions; (25) changes in interest rates and the effects of inflation; (26) changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; (27) changes and trends in capital markets; (28) fluctuation of Fifth Third’s stock price; (29) volatility in mortgage banking revenue; (30) litigation, investigations, and enforcement proceedings; (31) breaches of contractual covenants, representations and warranties; (32) competition and changes in the financial services industry; (33) potential impacts of the adoption of real-time payment networks; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; (45) Fifth Third's ability to meet its environmental and/or social targets, goals and commitments; and (46) risks relating to the pending merger with Comerica Incorporated, including Fifth Third’s inability to realize the anticipated benefits of the pending merger, the failure to satisfy the closing conditions of the pending merger or an unexpected delay in the closing of the pending merger, the failure to receive required regulatory, stockholder or other approvals and the disruption of Fifth Third’s business as a result of the pending merger. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in slides 39-40 of our 3Q25 earnings presentation, as well as on pages 27 through 29 of our 3Q25 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. See pages 19-20 for additional forward-looking statements regarding the pending merger with Comerica. Cautionary Statement

19 © Fifth Third Bancorp | All Rights Reserved FORWARD-LOOKING STATEMENTS This communication contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “achieve,” “anticipate,” “assume,” “believe,” “could,” “deliver,” “drive,” “enhance,” “estimate,” “expect,” “focus,” “future,” “goal,” “grow,” “guidance,” “intend,” “may,” “might,” “plan,” “position,” “potential,” “predict,” “project,” “opportunity,” “outlook,” “should,” “strategy,” “target,” “trajectory,” “trend,” “will,” “would,” and other similar words and expressions or the negative of such terms or other comparable terminology. Forward-looking statements include, but are not limited to, statements about our business strategy, goals and objectives, projected financial and operating results, including outlook for future growth, and future common share dividends, common share repurchases and other uses of capital. These statements are not historical facts, but instead represent our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of our control. Comerica Incorporated’s (“Comerica”) and Fifth Third Bancorp’s (“Fifth Third”) actual results and financial condition may differ materially from those indicated in these forward-looking statements. Important factors that could cause Comerica’s and Fifth Third’s actual results, financial condition and predictions to differ materially from those indicated in such forward-looking statements include, in addition to those set forth in our and Fifth Third’s filings with the U.S. Securities and Exchange Commission (the “SEC”): (1) the risk that the cost savings and synergies from the merger of Comerica with Fifth Third (the “Transaction”) may not be fully realized or may take longer than anticipated to be realized; (2) the failure of the closing conditions in the merger agreement between Comerica and Fifth Third providing for the Transaction to be satisfied, or any unexpected delay in closing the Transaction or the occurrence of any event, change or other circumstances, including the impact and timing of any government shutdown, that could delay the Transaction or could give rise to the termination of the merger agreement; (3) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against Comerica, Fifth Third or the combined company; (4) the possibility that the Transaction does not close when expected or at all because required regulatory, stockholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed Transaction); (5) the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Comerica and Fifth Third operate; (6) disruption to the parties’ businesses as a result of the announcement and pendency of the Transaction; (7) the costs associated with the anticipated length of time of the pendency of the Transaction, including the restrictions contained in the definitive merger agreement on the ability of Comerica or Fifth Third to operate its business outside the ordinary course during the pendency of the Transaction; (8) risks related to management and oversight of the expanded business and operations of the combined company following the closing of the proposed Transaction; (9) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (10) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (11) reputational risk and potential adverse reactions of Comerica or Fifth Third customers, employees, vendors, contractors or other business partners, including those resulting from the announcement or completion of the Transaction; (12) the dilution caused by Fifth Third’s issuance of additional shares of its common stock in connection with the Transaction; (13) a material adverse change in the condition of Comerica or Fifth Third; (14) the extent to which Comerica’s or Fifth Third’s businesses perform consistent with management’s expectations; (15) Comerica’s and Fifth Third’s ability to take advantage of growth opportunities and implement targeted initiatives in the timeframe and on the terms currently expected; (16) the inability to sustain revenue and earnings growth; (17) the execution and efficacy of recent strategic investments; (18) the timing and impact of Comerica’s Direct Express transition; (19) the impact of macroeconomic factors, such as changes in general economic conditions and monetary and fiscal policy, particularly on interest rates; (20) changes in customer behavior; (21) unfavorable developments concerning credit quality; (22) declines in the businesses or industries of Comerica’s or Fifth Third’s customers; (23) the possibility that the combined company is subject to additional regulatory requirements as a result of the proposed Transaction of expansion of the combined company’s business operations following the proposed Transaction; (24) general competitive, political and market conditions and other factors that may affect future results of Comerica and Fifth Third including changes in asset quality and credit risk; (25) security risks, including cybersecurity and data privacy risks, and capital markets; (26) inflation; (27) the impact, extent and timing of technological changes; (28) capital management activities; (29) competitive product and pricing pressures; (30) the outcomes of legal and regulatory proceedings and related financial services industry matters; and (31) compliance with regulatory requirements. Any forward-looking statement made in this communication is based solely on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except to the extent required by law. These and other important factors, including those discussed under “Risk Factors” in Comerica’s Annual Report on Form 10-K for the year ended December 31, 2024 (available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000028412/000002841225000108/cma-20241231.htm), and in Fifth Third’s Annual Report on Form 10-K for the year ended December 31, 2024 (available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000035527/000003552725000079/fitb-20241231.htm), as well as Comerica’s and Fifth Third’s subsequent filings with the SEC, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, Comerica and Fifth Third disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Disclaimer

20 © Fifth Third Bancorp | All Rights Reserved Disclaimer (continued) ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT Fifth Third filed a registration statement on Form S-4 (File No. 333-291296) with the SEC to register the shares of Fifth Third common stock that will be issued to Comerica stockholders in connection with the proposed Transaction. The registration statement includes a joint proxy statement of Comerica and Fifth Third that also constitutes a prospectus of Fifth Third. The registration statement became effective on November 25, 2025. Fifth Third filed a prospectus on November 25, 2025, and Comerica filed a definitive proxy statement on November 25, 2025. Comerica and Fifth Third each commenced mailing of the definitive joint proxy statement/prospectus to their respective shareholders on or about November 25, 2025. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT ON FORM S-4 AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION REGARDING COMERICA, FIFTH THIRD, THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Comerica or Fifth Third through the website maintained by the SEC at https://www.sec.gov or by contacting the investor relations department of Comerica or Fifth Third at: Before making any voting or investment decision, investors and security holders of Comerica and Fifth Third are urged to read carefully the entire registration statement and definitive joint proxy statement/prospectus, including any amendments thereto when they become available, because they contain or will contain important information about the proposed Transaction. Free copies of these documents may be obtained as described above. PARTICIPANTS IN THE SOLICITATION Comerica, Fifth Third and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Comerica and shareholders of Fifth Third in connection with the Transaction under the rules of the SEC. Information regarding the directors and executive officers of each of Comerica and Fifth Third is set forth in (i) Comerica’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, including under the headings entitled “Information about Nominees and Other Directors”, “Director Independence”, “Transactions with Related Persons”, “Compensation Committee Interlocks and Insider Participation”, “Compensation of Directors”, “Proposal 3 Submitted for your Vote – Non-Binding, Advisory Proposal Approving Executive Compensation”, “Pay Versus Performance”, “Pay Ratio Disclosure” and “Security Ownership of Management”, which was filed with the SEC on March 17, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000028412/000002841225000135/cma-20250313.htm, and (ii) Fifth Third’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, including under the headings entitled “Board of Directors Compensation”, “Compensation Discussion and Analysis”, “Human Capital and Compensation Committee Report”, “Compensation of Named Executive Officers”, “CEO Pay Ratio”, “Pay vs Performance”, “Company Proposal No. 2: Advisory Vote on Compensation of Named Executive Officers (Item 3 on Proxy Card)” and “Compensation Committee Interlocks and Insider Participation”, which was filed with the SEC on March 4, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000035527/000119312525045653/d901598ddef14a.htm. To the extent holdings of each of Comerica’s or Fifth Third’s securities by its directors or executive officers have changed since the amounts set forth in Comerica’s or Fifth Third’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=35527&owner=exclude, and at https://www.sec.gov/edgar/browse/?CIK=28412&owner=exclude. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents through the website maintained by the SEC at https://www.sec.gov. NO OFFER OR SOLICITATION This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Comerica Inc. Comerica Bank Tower 1717 Main Street, MC 6404 Dallas, TX 75201 Attention: Investor Relations InvestorRelations@comerica.com (833) 571-0486 Fifth Third Bancorp 38 Fountain Square Plaza MD 1090FV Cincinnati, OH 45263 Attention: Investor Relations IR@53.com (866) 670-0468